Q2 2015 Supplemental Financial Information June 4, 2015 Exhibit 99.2

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Esterline’s
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SEC on the same date.

Q2 2015 Supplemental Financial Information
Q2 2015 Operational Highlights
•
Completed acquisition of defense, aerospace and
training business (DAT) of Barco N.V.
•
Recent major contracts awarded across diverse
market range including commercial aerospace,
nuclear and defense
•
Thirty-two senior leaders attended first Continuous
Improvement Foundations Academy
•
Issued €330 million, 3.625% Senior Notes and extended
credit facility to 2020 and $750 million

Q2 2015 Supplemental Financial Information
Q2 2015 Financial Results
•
Sales of $500 million, down 2%
–
1.3% organic sales decline
–
$31 million sales from DAT acquisition offset by
$29 million FX translation impact
•
GAAP EPS of $0.69
–
Adjusted EPS of $1.20* (excludes certain discrete items)
•
YTD free cash flow* conversion 114% of net earnings

*See Page 1 regarding non-GAAP financial measures

Q2 2015 Supplemental Financial Information
Q2 2015 Year-over-Year (YOY) Summary
Dollars in millions, except EPS
Q2
2015
Q2 2014
Change
Sales
$ 500
$ 511
$   (11)
Gross Margin
$ 164
$ 179
$   (15)
-
% of sales
33%
35%
(2%)
Net earnings
from continuing operations
$   22
$   41
$   (19)
Net earnings
per diluted
share
$0.69
$1.25
$(0.56)

Q2 2015 Supplemental Financial Information
Q2 2015 Earnings Adjustment
Dollars in millions, except EPS
Net Earnings
EPS
GAAP¹
$22
$0.69
•
Accelerated
integration
2
0.06
•
Incremental compliance
3
0.11
•
DAT
acquisition closing costs
2
0.06
•
DAT net loss
6
0.18
•
Development contract
adjustments
3
0.10
Adjusted *
$38
$1.20

¹Adjusted and GAAP amounts include $4 million, or $0.14 per diluted share, of embedded derivatives after-tax loss
*See Page 1 regarding non-GAAP financial measures

Q2 2015 Supplemental Financial Information
Q2 2015 Sales Change (YOY)
Item
Sales
Q2 2014
$   511
•
Foreign
currency translation
(29)
•
Forward contract loss
(6)
•
DAT
acquisition
31
•
Sales volume (1.3%
organic decline)
(7)
Q2 2015
$  500

Dollars in millions

Q2 2015 Supplemental Financial Information
Q2 2015 Segment Sales Change (YOY)
Total Change
Organic
1
FX
Acquisition
Avionics & Controls
14%
2%
(5%)
17%
Sensors & Systems
(14%)
(3%)
(11%)
-
Advanced
Materials
(7%)
(4%)
(3%)
-
Total
(2%)
(1%)
(7%)
6%
7
1
Q2 2015 organic sales growth represents the total reported increase within the company’s continuing operations less the impact of all foreign currency translation and hedging activities and acquisitions.

Q2 2015 Supplemental Financial Information
Q2 2015 Gross Margin Change (YOY)

Item
Gross Margin
Q2 2014
$  179
•
Foreign
currency translation
(7)
•
Forward contract loss
(6)
•
DAT
acquisition ($9 million from operations less $3 million
purchase accounting)
•
Sales volume / mix
(2)
•
Inventory reserves
/ Development
contract adjustments
(6)
Q2 2015
$  164
Dollars in millions
6

Q2 2015 Supplemental Financial Information
YTD Free Cash Flow Reconciliation
YTD 2015
YTD 2014
Net earnings attributable
to Esterline
$  28
$  67
•
Depreciation and amortization
50
59
•
Change in working capital (A/R, Inventory, A/P)
(15)
(11)
•
Other
(7)
(31)
Cash flow from operations
$  56
$  84
•
Capital expenditures
(24)
(21)
Free cash flow*
$  32
$  63
Cash
conversion*
114%
94%

*See Page 1 regarding non-GAAP financial measures
Dollars in millions

Q2 2015 Supplemental Financial Information
2015 Outlook
2015 Guidance
Comments
Sales
$1.825
-
$1.875B
•
1H
Sales = $946M
•
2H
Sales
~$875
-
$925M
(5
months)
•
Above includes ~$100M from DAT
Diluted EPS,
reported
$3.00
-
$3.30
•
Q1 = $0.78
•
Q2
= $0.69
•
2H ~ $1.50 -
$1.80 (5 months)
Diluted EPS,
adjusted*
$4.55
-
$4.80
•
Q1 = $0.86
•
Q2
= $1.20
•
2H ~ $2.55 -
$2.85 (5 months)
•
2H adjustments (excluded from adjusted EPS)
•
Integration / Compliance = $0.38
•
DAT net expense = $0.39
•
2020 Senior Notes call = $0.28

*See Page 1 regarding non-GAAP financial measures

Q2 2015 Supplemental Financial Information
Company-Wide Efficiency Initiatives Update

Ops Excellence
Strategic Sourcing
Global Footprint
INITIATIVE GOALS
Achieve significant savings in
material and services
Implement standards and tools
for sustainability
•
4 of 6 initial footprint projects
completed, others tracking
•
Acquisition integration
progressing well
•
20%+ LCC by 2020
•
Savings ahead of plan
•
Wave 1 projects identified
>$10M in savings
•
Savings tracker established
•
All business units have
objectives and commitments
•
Training underway
•
Policy deployment active
•
Common Operating System
developed and deployed
•
Lean transformation plans
being executed
•
CI Academies in process
INITIATIVE GOALS
Enterprise-wide Lean transformation
New operating system deployed
Leadership-driven, fully aligned
operational improvements
INITIATIVE GOALS
Leverage global presence for growth
Develop competitive cost structure
Infrastructure supporting
the Esterline Operating System